January 6, 2005

DREYFUS PREMIER BALANCED FUND

Supplement to the Prospectus dated March 1, 2004

The Dreyfus Corporation anticipates that on January 24, 2005, it will present to the Fund's Board of Directors a proposal to appoint new primary and secondary portfolio managers to make investment decisions with respect to the fixed income portion of the Fund’s portfolio. If approved by the Fund's Board, it is anticipated that the change would become effective on or about January 28, 2005. The Fund’s current portfolio managers will continue to manage the Fund’s fixed income portfolio until such time.

The portfolio managers to be proposed for appointment are investment professionals employed with Standish Mellon Asset Management, an affiliate of The Dreyfus Corporation, who also would be employed with Dreyfus.